As filed with the Securities and Exchange Commission on November 15, 2004
                                                           Registration No. 333-

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                                ________________
                         TII NETWORK TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)

    Delaware                                                 66-0328885
    (State or other jurisdiction of                          (I.R.S. Employer
    incorporation or organization)                           Identification No.)

    1385 Akron Street, Copiague, New York                    11726
    (Address of Principal Executive Offices)                 (Zip Code)

       2003 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN
                 (Full title of the plan)

                           Timothy J. Roach, President
                         TII Network Technologies, Inc.
                                1385 Akron Street
                            Copiague, New York 11726
                     (Name and address of agent for service)

                                 (631) 789-5000
          (Telephone number, including area code, of agent for service)

                                 with a copy to:
                             Leonard W. Suroff, Esq.
                                1385 Akron Street
                            Copiague, New York 11726

APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO PUBLIC: As soon as practicable after the effective date of this Registration Statement.

                         CALCULATION OF REGISTRATION FEE

-------------------------------------------------------------------------------------------------------------------
                                                             PROPOSED            PROPOSED
TITLE OF                                                     MAXIMUM             MAXIMUM
EACH CLASS                              AMOUNT               OFFERING            AGGREGATE         AMOUNT OF
OF SECURITIES                           TO BE                PRICE PER           OFFERING          REGISTRATION
TO BE REGISTERED                        REGISTERED(1)        SHARE (2)           PRICE  (2)        FEE (2)
-------------------------------------------------------------------------------------------------------------------
Common Stock, $.01 par value,
and associated Series D Junior
Participating Preferred Stock,
$1.00 par value, Purchase Rights(3)     500,000 shs          $1.33               $665,000.00       $84.26

--------------------------------------------------------------------------------
(1) Pursuant to Rule 416(b), there shall also be deemed covered hereby all additional securities resulting from anti-dilution adjustments under the 2003 Non-Employee Director Stock Option Plan.
(2) Estimated solely for the purpose of calculating the registration fee on the basis of, pursuant to Rules 457(h) and 457(c), the average of the high and low sales prices of the registrant's Common Stock on The Nasdaq Stock Market's National Market System on November 12, 2004.
(3) Common Stock includes associated rights to purchase shares of the registrant's Series D Junior Participating Preferred Stock. Until the occurrence of certain prescribed events, none of which has occurred, the rights are not detachable from the Common Stock nor exercisable and will be transferred along with and only with the Common Stock. Accordingly, no separate registration fee is payable with respect thereto.

                                    PART II.

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE.

         The following documents heretofore filed by the Company with the Securities and Exchange Commission (File No. 1-8048) pursuant to Section 13(a) of the Securities Exchange Act of 1934 (the "1934 Act") are incorporated herein by reference:

         (a) The registrant's Annual Report on Form 10-K for the fiscal year ended June 25, 2004;

         (b) The registrant's Quarterly Report on Form 10-Q for the fiscal quarter ended September 24, 2004.

         (c) The description of the registrant's Common Stock contained in the registrant's Registration Statement on Form 8-A filed on November 3, 1980 under the 1934 Act and the description of the Company's Series D Junior Participating Preferred Stock Purchase Rights contained in the Company's Registration Statement on Form 8-A as filed May 15, 1998 under the 1934 Act, including any amendment or report filed for the purpose of updating such descriptions.

         All documents filed subsequent to the date of this Registration Statement pursuant to Section 13(a), 13(c), 14 or 15(d) of the 1934 Act and prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from the date of the filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated herein by reference shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement.

ITEM 4.  DESCRIPTION OF SECURITIES.

         Not Applicable.

ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL.

         Not Applicable.

ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

         Section 145 of the General Corporation Law of the State of Delaware (the "DGCL") provides, in general, that a corporation incorporated under the laws of the State of Delaware, such as the registrant, may indemnify any person who was or is a party, or is threatened to be made a party, to any threatened, pending or completed action, suit or proceeding , whether civil, criminal, administrative or investigative (other than a derivative action by or in the right of the corporation) by reason of the fact that such person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person's conduct was unlawful. In the case of a derivative action, a Delaware corporation may indemnify any such person against expenses (including attorneys' fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the court determines such person is fairly and reasonably entitled to indemnity for such expenses. Article XII of the registrant's By-laws provides that the registrant shall so indemnify such persons. In addition, Article 12 of the registrant's Restated Certificate of Incorporation, as amended, provides, in general, that no director of the registrant shall be personally liable to the registrant or any of its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the corporation or its stockholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) under Section 174 of the DGCL (which provides that, under certain circumstances, directors may be jointly and severally liable for willful or negligent violations of the DGCL provisions regarding the payment of dividends or stock repurchases or redemptions), as the same exists or hereafter may be amended; or (iv) for any transaction from which the director derived an improper personal benefit.

ITEM 7.  EXEMPTION FROM REGISTRATION CLAIMED.

         Not Applicable.

ITEM 8.  EXHIBITS.

Exhibit
Number   Description
------   -----------

4(a)(1) Restated Certificate of Incorporation of the Company, as filed with the Secretary of State of the State of Delaware on December 10, 1996. Incorporated by reference to Exhibit 3 to the Company's Quarterly Report on Form 10-Q for the fiscal quarter ended December 27, 1996 (File No. 1-8048).

4(a)(2) Certificate of Designation, as filed with the Secretary of State of the State of Delaware on January 26, 1998. Incorporated by reference to
         Exhibit 4.3 to the Company's Current Report on Form 8-K dated (date of earliest event reported) January 26, 1998 (File No. 1-8048).

4(a)(3) Certificate of Designation, as filed with the Secretary of State of the State of Delaware on May 15, 1998. Incorporated by reference to Exhibit
         4.1 to the Company's Current Report on Form 8-K dated (date of earliest event reported) May 7, 1998 (File No. 1-8048).

4(a)(4) Certificate of Amendment of the Company's Certificate of Incorporation, as filed with the Secretary of State of the State of Delaware on December 5, 2001. Incorporated by reference to Exhibit 4.1 to the Company's Current Report on Form 8-K dated (dated of earliest event reported) December 5, 2001 (File No. 1-8048).

4(b)     By-laws of the  Company,  as  amended.  Incorporated  by  reference  to
         Exhibit 4.02 to Amendment No. 1 to the Company's Registration Statement on Form S-3 (File No. 33- 64980).

4(c)     Rights  Agreement,  dated as of May 15,  1998,  between the Company and
         Harris Trust of Chicago. Incorporated by reference to Exhibit 4.1 to the Company's Current Report on Form 8-K dated (date of earliest event reported) May 7, 1998 (File No. 1-8048).

5* Opinion of Jenkens & Gilchrist Parker Chapin LLP as to the legality of the Common Stock being offered and consent.

23(a)*   Consent of KPMG LLP.

23(b)*   Consent of Jenkens & Gilchrist  Parker  Chapin LLP (included in Exhibit
         5).

24+      Powers of Attorney of certain officers and directors of the registrant.

99(a)*   Registrant's 2003 Non-Employee Director Stock Option Plan, as amended.

99(b)* Form of Stock Option Contract under Registrant's 2003 Non-Employee Director Stock Option Plan, as amended, for an initial option grant.

99(c)* Form of Stock Option Contract under Registrant's 2003 Non-Employee Director Stock Option Plan, as amended, for annual option grants.

------------------
*  Filed herewith.
+ Filed as part of the signature page of the original filing of this Registration Statement.

ITEM 9.  UNDERTAKINGS.

         The undersigned registrant hereby undertakes:

         (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

             (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

             (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement;

             (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the registration statement is on Form S-3, Form S-8, and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the registrant pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement.

         (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 that is incorporated by reference in this registration statement shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the provisions described under Item 6 above, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Copiague, State of New York, on the 15th day of November, 2004.

                                        TII NETWORK TECHNOLOGIES, INC.

                                        By: /s/ Timothy J. Roach
                                            ------------------------------------
                                            Timothy J. Roach, President

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Timothy J. Roach, Kenneth A. Paladino and Leonard W. Suroff and each of them with power of substitution, as his attorney-in-fact, in all capacities, to sign any amendments to this registration statement (including post-effective amendments) and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-facts or their substitutes may do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on the 15th day of November, 2004.

               Signature                             Title
               ---------                             -----

                                    Chairman of the Board
--------------------------------
        Alfred J. Roach

/s/ Timothy J. Roach                President (Chief Executive Officer) and
--------------------------------    Director
      Timothy J. Roach

/s/ Kenneth A. Paladino             Vice  President - Finance and Treasurer
--------------------------------    (Chief Financial and Accounting Officer)
     Kenneth A. Paladino

                                    Director
--------------------------------
       C. Bruce Barksdale

/s/ Mark T. Bradshaw                Director
--------------------------------
        Mark T. Bradshaw

/s/ Lawrence M. Fodrowski           Director
--------------------------------
     Lawrence M. Fodrowski

/s/ R. D. Garwood                   Director
--------------------------------
       R.D. Garwood

/s/ James R. Grover, Jr.            Director
--------------------------------
    James R. Grover, Jr.

/s/ Joseph C. Hogan                 Director
--------------------------------
    Joseph C. Hogan
                                    Director

--------------------------------
     Charles H. House

                                  EXHIBIT INDEX
Exhibit
Number                             Description
------                             -----------

4(a)(1) Restated Certificate of Incorporation of the Company, as filed with the Secretary of State of the State of Delaware on December 10, 1996. Incorporated by reference to Exhibit 3 to the Company's Quarterly Report on Form 10-Q for the fiscal quarter ended December 27, 1996 (File No. 1-8048).

4(a)(2) Certificate of Designation, as filed with the Secretary of State of the State of Delaware on January 26, 1998. Incorporated by reference to
         Exhibit 4.3 to the Company's Current Report on Form 8-K dated (date of earliest event reported) January 26, 1998 (File No. 1-8048).

4(a)(3) Certificate of Designation, as filed with the Secretary of State of the State of Delaware on May 15, 1998. Incorporated by reference to Exhibit
         4.1 to the Company's Current Report on Form 8-K dated (date of earliest event reported) May 7, 1998 (File No. 1-8048).

4(a)(4) Certificate of Amendment of the Company's Certificate of Incorporation, as filed with the Secretary of State of the State of Delaware on December 5, 2001. Incorporated by reference to Exhibit 4.1 to the Company's Current Report on Form 8-K dated (dated of earliest event reported) December 5, 2001 (File No. 1-8048).

4(b)     By-laws of the  Company,  as  amended.  Incorporated  by  reference  to
         Exhibit 4.02 to Amendment No. 1 to the Company's Registration Statement on Form S-3 (File No. 33- 64980).

4(c)     Rights  Agreement,  dated as of May 15,  1998,  between the Company and
         Harris Trust of Chicago. Incorporated by reference to Exhibit 4.1 to the Company's Current Report on Form 8-K dated (date of earliest event reported) May 7, 1998 (File No. 1-8048).

5* Opinion of Jenkens & Gilchrist Parker Chapin LLP as to the legality of the Common Stock being offered and consent.

23(a)*   Consent of KPMG LLP.

23(b)*   Consent of Jenkens & Gilchrist  Parker  Chapin LLP (included in Exhibit
         5).

24+      Powers of Attorney of certain officers and directors of the registrant.

99(a)*   Registrant's 2003 Non-Employee Director Stock Option Plan, as amended.

99(b)* Form of Stock Option Contract under Registrant's 2003 Non-Employee Director Stock Option Plan, as amended, for an initial option grant.

99(c)* Form of Stock Option Contract under Registrant's 2003 Non-Employee Director Stock Option Plan, as amended, for annual option grants.

----------------------
*  Filed herewith.
+ Filed as part of the signature page of the original filing of this Registration Statement.